UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Master Event-Linked Bond Fund, LLC

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Oppenheimer Master Event-	Swiss Re Cat Bond
	Linked Bond Fund, LLC	Total Return Index
6-Month	0.79%	1.49%
1-Year	3.82	5.13
5-Year	7.32	7.87
Since Inception (6/16/08)	5.54	7.84

PORTFOLIO MANAGER: Caleb Wong

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Fund returns include changes in share price and reinvested distributions.

Shares of Oppenheimer Master Event-Linked Bond Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities

2          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Fund Performance Discussion

The Fund produced a return of 0.79% over the six-month reporting period ended March 31, 2016, compared to its benchmark, the Swiss Re Cat Bond Total Return Index, which returned 1.49%.

The most significant detractor from the Fund’s performance this reporting period was its investment in MultiCat Mexico 2012-1 Class C, which is a catastrophe bond that has 100% exposure to Pacific-coast hurricanes in Mexico. In October 2015, Hurricane Patricia struck the central Pacific coastline of Mexico. The storm’s severity was so significant that the market priced in 100% likelihood of loss to the Class C bonds in the aftermath of the storm. Although this negatively impacted the Fund for the overall six-month period, in February 2016, the bond surged to near a price of $0.50 to the dollar after the final report on the statistical loss measurement relative to Hurricane Patricia put the loss on the bond at 50%, rather than 100%.

The top contributor to performance during the period was Gator Re Ltd., which is a bond that covers Florida wind storms, including hurricanes and tornados. In late 2014, investors did not have a favorable view as to the underlying insurance risks of the sponsor. As a result, the bond traded below par and was trading at a discount throughout 2015. However, the U.S. hurricane season of 2015 did not result in any substantial insurance and reinsurance losses and so the bond rallied and benefited the Fund’s performance.

Also contributing to performance were Japanese yen-denominated bonds, including Kizuna Re II Ltd. and Aozora Re Ltd. The Japanese yen rallied versus the U.S. dollar during the reporting period, which benefited the performance of these bonds. However, the Fund had currency hedges on the Japanese yen that offset the performance.

OUTLOOK

The U.S. wind season is just around the corner and we would expect to see a pause in the cat bond market’s rising trajectory in prices. In general, the U.S. hurricane season begins June 1 but in the past, the market has had to absorb a spate of U.S. hurricane bonds prior to the wind season, which can often lead to weakness in the market during the months of May and June.

We continue to believe that cat bonds can provide investors with a unique opportunity to improve portfolio construction given the low correlations to global financial markets and strong diversification characteristics. Our portfolio construction process remains focused on analyzing the complex structures of cat bonds, including the risk premia around implied spread/expected

4          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

loss characteristics, and coupling our quantitative allocation models with disciplined, fundamental security-level analysis to uncover the most attractive investment opportunities.

The Fund’s performance is compared to the performance of the Swiss Re Cat Bond Total Return Index, which tracks outstanding U.S dollar denominated catastrophe bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

5          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Event-Linked Bonds
Multiple Event	39.5%
Windstorm	34.6
Earthquake	24.5
Longevity	1.2
Other	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of investments.

REGION OF RISK

North America	55.8%
Multi-Region	21.0
Asia	14.2
Europe	9.0

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of event-linked securities.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	–%
BBB	1.5
BB	32.4
B	9.1
Unrated	57.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of March 31, 2016, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016

	$ 1,000.00	$ 1,007.90	$ 2.21

Hypothetical
(5% return before expenses)

	1,000.00	1,022.80	2.23

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Expense Ratio

0.44%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

		Principal Amount	Value

Event-Linked Bonds—97.5%

Earthquake—23.9%

Acorn Re Ltd. Catastrophe Linked Nts., 4.049%, 7/17/18[1,2]		$3,000,000	$3,038,250

Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[1,2]	EUR	4,000,000	4,538,742

Bosphorus Ltd. Catastrophe Linked Nts., 3.735%, 8/17/18[1,2]		2,000,000	1,987,700

Bosphorus Re Ltd. Catastrophe Linked Nts., 2.663%, 5/3/16[1,2]		4,244,000	4,249,199

Golden State Re II Ltd. Catastrophe Linked Nts., 2.368%, 1/8/19[1,2]		4,000,000	3,952,600

Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.908%, 11/25/19[1,2]		2,000,000	1,985,700

Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[1]	JPY	525,000,000	4,664,801
2.408%, 4/6/18[1,2]		5,250,000	5,248,687
2.658%, 4/6/18[1,2]		3,950,000	3,941,507

Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.663%, 4/8/16[1,2]		2,250,000	2,255,006

Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.163%, 4/9/18[1,2]		4,250,000	4,230,237

Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.163%, 4/7/17[1,2]		4,000,000	3,997,400

Nakama Re Ltd. Catastrophe Linked Nts.:
2.288%, 1/16/19[1,2]		2,500,000	2,503,875
2.413%, 4/13/18[1,2]		2,500,000	2,498,625
2.663%, 4/13/18[1,2]		2,750,000	2,752,337
2.913%, 9/29/16[1,2]		4,250,000	4,240,756
3.038%, 1/16/20[1,2]		2,000,000	2,013,900
3.038%, 1/14/21[1,2]		2,000,000	2,010,500
3.413%, 1/14/21[1,2]		2,750,000	2,776,813

Tramline Re II Ltd. Catastrophe Linked Nts., 3.408%, 7/7/17[1,2]		4,000,000	3,982,200

Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[1,2]		1,250,000	1,249,188
5.00%, 12/7/17[1,2]		3,250,000	3,274,863
5.00%, 9/21/18[1,2]		3,200,000	3,231,520

			74,624,406

Longevity—1.2%

Vita Capital V Ltd. Catastrophe Linked Nts., 3.96%, 1/15/17[1,2]		2,250,000	2,281,612

Vita Capital VI Ltd. Catastrophe Linked Nts., 2.90%, 1/8/21[1,2]		1,500,000	1,499,475

			3,781,087

Multiple Event—38.5%

Atlas IX Capital Dac Catastrophe Linked Nts., 7.985%, 1/8/20[1,2]		3,000,000	3,041,250

Atlas IX Capital Ltd. Catastrophe Linked Nts.:
3.815%, 1/17/19[1,2]		2,000,000	2,045,100
7.46%, 1/7/19[1,2]		2,000,000	1,973,700

Blue Danube II Ltd. Catastrophe Linked Nts., 4.562%, 5/23/16[1,2]		2,500,000	2,507,062

Caelus Re IV Ltd. Catastrophe Linked Nts., 5.668%, 3/6/20[1,2]		3,250,000	3,272,912

Citrus Re Ltd. Catastrophe Linked Nts.:
4.448%, 4/24/17[1,2]		3,500,000	3,470,075

9          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Multiple Event (Continued)

Citrus Re Ltd. Catastrophe Linked Nts.: (Continued)
4.628%, 4/18/17[1,2]	$1,500,000	$1,482,825

Cranberry Re Ltd. Catastrophe Linked Nts., 3.968%, 7/6/18[1,2]	1,750,000	1,779,662

East Lane Re VI Ltd. Catastrophe Linked Nts.:
2.818%, 3/14/18[1,2]	3,850,000	3,806,302
3.39%, 3/13/20[1,2]	3,750,000	3,755,437

Espada Re Ltd. Catastrophe Linked Nts., 1.50%, 6/6/20	1,000,000	999,500

Galileo Re Ltd. Catastrophe Linked Nts.:
7.568%, 1/9/17[1,2]	1,000,000	1,015,250
13.668%, 1/8/18[1,2]	4,000,000	4,098,600
13.668%, 1/8/19[1,2]	3,400,000	3,417,170

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.658%, 4/30/18[1,2]	2,500,000	2,492,875
4.908%, 4/30/18[1,2]	2,000,000	2,002,300
9.408%, 12/6/19[1,2]	4,000,000	4,050,200

Loma Reinsurance Ltd. Catastrophe Linked Nts.:
9.528%, 1/8/18[1,2]	2,250,000	2,305,462
11.898%, 1/8/18[1,2]	2,750,000	2,806,237
17.898%, 1/8/18[1,2]	3,750,000	3,871,687

Longpoint Re Ltd. III Catastrophe Linked Nts., 3.75%, 5/23/18[1,2]	2,000,000	2,025,300

PennUnion Re Ltd. Catastrophe Linked Nts., 4.668%, 12/7/18[1,2]	3,500,000	3,515,925

Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.668%, 12/6/16[1,2]	3,650,000	3,660,037
5.918%, 12/6/16[1,2]	1,330,000	1,339,642
12.918%, 12/6/16[1,2]	250,000	255,087
19.168%, 12/6/16[1,2]	1,500,000	1,537,725
22.168%, 6/6/16[1,2]	2,675,000	2,733,382

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.418%, 12/6/17[1,2]	3,550,000	3,527,103
8.168%, 6/6/17[1,2]	1,000,000	1,031,850
20.168%, 12/6/17[1,2]	2,990,000	3,039,485

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
4.968%, 12/6/18[1,2]	1,750,000	1,720,513
15.168%, 6/6/18[1,2]	4,000,000	3,985,800

Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts.:
7.418%, 12/6/19[1,2]	1,500,000	1,489,125
11.168%, 6/6/19[1,2]	2,250,000	2,260,463

Riverfront Re Ltd. Catastrophe Linked Nts., 4.168%, 1/6/17[1,2]	2,750,000	2,723,738

Sanders Re Ltd. Catastrophe Linked Nts.:
3.168%, 5/25/18[1,2]	2,000,000	1,963,100
3.408%, 5/25/18[1,2]	3,000,000	2,951,850
4.028%, 5/28/19[1,2]	4,000,000	3,961,400

Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.00%, 1/8/18[1,2]	3,500,000	3,505,425
6.368%, 1/9/17[1,2]	4,000,000	4,021,000
7.00%, 1/8/18[1,2]	2,750,000	2,774,888
7.048%, 1/9/17[1,2]	1,850,000	1,870,258

10          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

		Principal Amount	Value

Multiple Event (Continued)

Tradewynd Re Ltd. Catastrophe Linked Nts.: (Continued)
9.018%, 7/9/18[1,2]		$1,750,000	$1,912,313

Tramline Re II Ltd. Catastrophe Linked Nts., 9.908%, 1/4/19[1,2]		4,050,000	4,072,478

VenTerra Re Ltd. Catastrophe Linked Nts., 3.908%, 1/9/17[1,2]		4,250,000	4,263,813

			120,335,306

Other—0.2%

Benu Capital Ltd. Catastrophe Linked Nts., 3.35%, 1/8/20[1,2]	EUR	500,000	569,121

Windstorm—33.7%

Akibare Re Ltd. Catastrophe Linked Nts., 3.241%, 4/7/20[1,2]		3,210,000	3,217,463

Alamo Re Ltd. Catastrophe Linked Nts.:
4.758%, 6/7/19[1,2]		2,500,000	2,551,125
5.398%, 6/7/17[1,2]		3,000,000	3,046,650
6.058%, 6/7/18[1,2]		3,250,000	3,330,762

Aozora Re Ltd. Catastrophe Linked Nts.:
2.168%, 4/7/17[1,2]	JPY	458,500,000	4,041,742
3.113%, 4/7/20[1,2]		3,250,000	3,250,000

Armor Re Ltd. Catastrophe Linked Nts., 4.238%, 12/15/16[1,2]		4,500,000	4,473,562

Calypso Capital II Ltd. Catastrophe Linked Nts.:
2.88%, 1/9/17[1,2]	EUR	3,000,000	3,442,375
4.10%, 1/8/18[1,2]	EUR	2,250,000	2,629,914

Citrus Re Ltd. Catastrophe Linked Nts.:
5.058%, 4/9/18[1,2]		4,250,000	4,211,112
6.488%, 4/9/18[1,2]		2,500,000	2,477,125
7.50%, 2/24/19[1,2]		2,000,000	2,002,300
9.648%, 4/9/18[1,2]		2,250,000	2,239,312
10.84%, 2/25/19[1,2]		3,750,000	3,731,813

Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[1,2]	EUR	1,500,000	1,707,533

Everglades Re II Ltd. Catastrophe Linked Nts., 5.318%, 5/3/18[1,2]		3,000,000	3,019,650

Everglades Re Ltd. Catastrophe Linked Nts., 7.618%, 4/28/17[1,2]		2,850,000	2,910,848

Gator Re Ltd. Catastrophe Linked Nts., 6.438%, 1/9/17[1,2]		5,000,000	4,856,250

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[1,2]	EUR	3,681,000	4,223,794

Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[1,2]	EUR	4,000,000	4,547,959

Manatee Re Ltd. Catastrophe Linked Nts.:
5.158%, 12/22/17[1,2]		5,750,000	5,666,913
16.25%, 3/10/19[1]		4,750,000	4,720,788

MetroCat Re Ltd. Catastrophe Linked Nts., 4.663%, 8/5/16[1,2]		2,000,000	2,013,250

Mythen Re Ltd. Catastrophe Linked Nts., 12.263%, 11/10/16[1,2]		3,425,000	3,448,718

Pelican III Re Ltd. Catastrophe Linked Nts., 6.168%, 4/16/18[1,2]		4,000,000	3,990,600

Pelican Re Ltd. Catastrophe Linked Nts., 6.168%, 5/15/17[1,2]		3,000,000	3,040,950

Queen City Re Catastrophe Linked Nts., 3.668%, 1/6/17[1,2]		5,000,000	4,935,250

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.668%, 6/8/16[1,2]		3,988,000	4,025,188

11          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Windstorm (Continued)

Queen Street X Re Ltd. Catastrophe Linked Nts., 5.918%, 6/8/18[1,2]	$4,250,000	$4,256,588

Queen Street XI Re DAC Catastrophe Linked Nts., 6.318%, 6/7/19[1,2]	3,500,000	3,521,875

		105,531,409

Total Investments, at Value (Cost $306,215,816)	97.5%	304,841,329

Net Other Assets (Liabilities)	2.5	7,740,659

Net Assets	100.0%	$312,581,988

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $303,841,829 or 97.20% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	5,437,716	62,185,866	67,623,582	—

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$—	$4,962

Forward Currency Exchange Contracts as of March 31, 2016
Counter- party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

CITNA-B	06/2016	USD	18,921	EUR	16,681	$—	$107,756
MSCO	06/2016	USD	2,557	EUR	2,250	—	9,885
MSCO	06/2016	USD	8,840	JPY	983,500	80,045	—

Total Unrealized Appreciation and Depreciation						$80,045	$117,641

Glossary:
Counterparty Abbreviations
CITNA-B	Citibank NA
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

See accompanying Notes to Financial Statements.

12          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value (cost $306,215,816)—see accompanying statement of investments	$304,841,329

Unrealized appreciation on forward currency exchange contracts	80,045

Receivables and other assets:
Shares of beneficial interest sold	7,200,485
Interest and dividends	2,377,197
Other	16,310

Total assets	314,515,366

Liabilities
Bank overdraft	1,094,699

Unrealized depreciation on forward currency exchange contracts	117,641

Payables and other liabilities:
Investments purchased	656,653
Shares of beneficial interest redeemed	23,991
Directors’ compensation	10,337
Shareholder communications	4,034
Other	26,023

Total liabilities	1,933,378

Net Assets—applicable to 20,539,736 shares of beneficial interest outstanding	$312,581,988

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$15.22

See accompanying Notes to Financial Statements.

13          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $28,267)	$8,226,630

Dividends from affiliated companies	4,962

Total investment income	8,231,592

Expenses
Management fees	609,814

Transfer and shareholder servicing agent fees	7,623

Shareholder communications	3,445

Directors’ compensation	8,452

Custodian fees and expenses	2,482

Other	31,878

Total expenses	663,694
Less reduction to custodian expenses	(3)
Less waivers and reimbursements of expenses	(1,521)

Net expenses	662,170

Net Investment Income	7,569,422

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(1,888,489)
Foreign currency transactions	(1,720,687)

Net realized loss	(3,609,176)

Net change in unrealized appreciation/depreciation on:
Investments	(3,318,683)
Translation of assets and liabilities denominated in foreign currencies	1,643,125

Net change in unrealized appreciation/depreciation	(1,675,558)

Net Increase in Net Assets Resulting from Operations	$2,284,688

See accompanying Notes to Financial Statements.

14          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015

Operations
Net investment income	$7,569,422	$16,826,418

Net realized gain (loss)	(3,609,176)	7,230,530

Net change in unrealized appreciation/depreciation	(1,675,558)	(8,949,939)

Net increase in net assets resulting from operations	2,284,688	15,107,009

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	8,137,232	7,645,931
Payments from withdrawals	(5,617,581)	(99,246,168)

	2,519,651	(91,600,237)

Net Assets
Total increase (decrease)	4,804,339	(76,493,228)

Beginning of period	307,777,649	384,270,877

End of period	$312,581,988	$307,777,649

See accompanying Notes to Financial Statements.

15          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016	September	September	September	September	September
	(Unaudited)	30, 2015	30, 2014	30, 2013	28, 2012[1]	30, 2011

Per Share Operating Data
Net asset value, beginning of period	$15.10	$14.39	$13.52	$12.16	$11.20	$11.03

Income (loss) from investment operations:
Net investment income[2]	0.37	0.79	0.91	1.04	0.96	0.79
Net realized and unrealized gain (loss)	(0.25)	(0.08)	(0.04)	0.32	0.00[3]	(0.62)

Total from investment operations	0.12	0.71	0.87	1.36	0.96	0.17

Net asset value, end of period	$15.22	$15.10	$14.39	$13.52	$12.16	$11.20

Total Return, at Net Asset Value[4]	0.79%	4.93%	6.43%	11.18%	8.57%	1.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$312,582	$307,778	$384,271	$391,242	$376,657	$351,127

Average net assets (in thousands)	$304,859	$311,603	$382,966	$376,007	$358,447	$265,678

Ratios to average net assets:[5]
Net investment income	4.97%	5.40%	6.49%	8.16%	8.41%	7.19%
Total expenses[6]	0.44%	0.43%	0.42%	0.43%	0.42%	0.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.44%	0.43%	0.42%	0.43%	0.42%	0.43%

Portfolio turnover rate	25%	42%	39%	21%	38%	20%

16          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.44%
Year Ended September 30, 2015	0.43%
Year Ended September 30, 2014	0.42%
Year Ended September 30, 2013	0.43%
Year Ended September 28, 2012	0.42%
Year Ended September 30, 2011	0.43%

See accompanying Notes to Financial Statements.

17          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Master Event-Linked Bond Fund (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding

18          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

2. Significant Accounting Policies (Continued)

taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with

19          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following

20          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

3. Securities Valuation (Continued)

methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies

21          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

22          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$304,841,329	$—	$304,841,329

Total Investments, at Value	—	304,841,329	—	304,841,329
Other Financial Instruments:
Forward currency exchange contracts	—	80,045	—	80,045

Total Assets	$—	$304,921,374	$—	$304,921,374

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(117,641)	$—	$(117,641)

Total Liabilities	$—	$(117,641)	$—	$(117,641)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

23          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

At period end, securities with an aggregate market value of $304,841,329, representing 97.5% of the Fund’s net assets were comprised of event-linked bonds.

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

24          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

25          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $2,841,296 and $2,272,288, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

26          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

27          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

28          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

6. Use of Derivatives (Continued)

Gross Amounts Not Offset in the Statement of
Assets & Liabilities
Gross Amounts
	Not Offset in	Financial	Financial
	the Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Received**	Received**	Net Amount

Morgan Stanley Capital Services, Inc.	$80,045	$(9,885)	$–	$–	$70,160

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of
		Assets & Liabilities
	Gross Amounts
	Not Offset in	Financial	Financial
	the Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Pledged**	Pledged**	Net Amount

Citibank NA	$(107,756)	$–	$–	$–	$(107,756)
Morgan Stanley Capital Services, Inc.	(9,885)	9,885	–	–	–

	$(117,641)	$9,885	$–	$–	$(107,756)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives
Not Accounted for as Hedging	Statement of Assets		Statement of Assets
Instruments	and Liabilities Location	Value	and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$80,045	Unrealized depreciation on foreign currency exchange contracts	$117,641

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging
Instruments	Foreign currency transactions

Foreign exchange contracts	$1,513,378

29          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging	Translation of assets and liabilities denominated
Instruments	in foreign currencies

Foreign exchange contracts	$627,944

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Contributions	535,287	$8,137,232	526,661	$7,645,931
Withdrawals	(372,797)	(5,617,581)	(6,846,504)	(99,246,168)

Net increase (decrease)	162,490	$2,519,651	(6,319,843)	$(91,600,237)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$81,233,877	$73,880,989

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.40%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall

30          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

9. Fees and Other Transactions with Affiliates (Continued)

be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Directors’ Compensation. The Fund’s Board of Directors (“Board”) has adopted a compensation deferral plan for Independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Directors under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Directors. The Fund purchases shares of the funds selected for deferral by the Directors in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Directors’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,521 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit

31          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

32          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

33          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Directors and Officers	Sam Freedman, Chairman of the Board of Directors and Director
Jon S. Fossel, Director
Richard F. Grabish, Director
Beverly L. Hamilton, Director
Victoria J. Herget, Director
Robert J. Malone, Director
F. William Marshall, Jr., Director
Karen L. Stuckey, Director
James D. Vaughn, Director
Arthur P. Steinmetz, Director, President and Principal Executive Officer
Caleb Wong, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

34          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

THIS PAGE INTENTIONALLY LEFT BLANK.

35          OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1270.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016